PowerShares Exchange-Traded Fund Trust

  PowerShares FTSE NASDAQ Small Cap Portfolio  –  PQSC

  PowerShares NASDAQ NextQ Portfolio  –  PNXQ

PowerShares Exchange-Traded Fund Trust (the "Trust") is a registered investment company consisting of 73 separate exchange-traded index funds. Additional funds may be offered in the future. This Prospectus relates to two funds of the Trust identified on the cover page (each a "Fund" and, together, the "Funds").

The Funds' shares (the "Shares") have been approved for listing on The NASDAQ Stock Market (the "NASDAQ"), subject to notice of issuance. Market prices for Shares may be different from their net asset value ("NAV"). Each Fund will issue and redeem Shares only in large blocks consisting of 100,000 Shares ("Creation Units"). Creation Units are issued and redeemed principally in-kind for securities included in a specified index.

Except when aggregated in Creation Units, the Shares are not redeemable securities of the Funds.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Each representation to the contrary is a criminal offense.

Prospectus Dated April 1, 2008

NOT FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

TABLE OF CONTENTS

4	Introduction – PowerShares Exchange-Traded Fund Trust

4	Who Should Invest in the Funds

4	Tax Advantaged Product Structure

5	PowerShares FTSE NASDAQ Small Cap Portfolio

12	PowerShares NASDAQ NextQ Portfolio

24	Additional Investment Strategies

24	Additional Risks

25	Portfolio Holdings

25	Management of the Funds

28	How to Buy and Sell Shares

30	Creations, Redemptions and Transaction Fees

33	Dividends, Distributions and Taxes

35	Distributor

35	Net Asset Value

36	Fund Service Providers

36	Index Providers

36	Disclaimers

38	Other Information

INTRODUCTION – POWERSHARES EXCHANGE-TRADED FUND TRUST

The Trust is an investment company consisting of seventy-three separate exchange-traded "index funds." The investment objective of each of the Funds of the Trust is to replicate as closely as possible, before fees and expenses, the price and yield of a specified market index. This Prospectus relates to the two Funds listed on the cover page. Invesco PowerShares Capital Management LLC (the "Adviser") is the investment adviser for the Funds.

The Funds' Shares have been approved for listing on the NASDAQ, subject to notice of issuance. The Funds anticipate that their Shares may trade at market prices that may differ to some degree from the NAV of the Shares. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks, each called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, Shares of the Funds are not redeemable securities of the Funds.

WHO SHOULD INVEST IN THE FUNDS

The Funds are designed for investors who seek a relatively low-cost approach for investing in a portfolio of equity securities of companies in a specified index. The Funds may be suitable for long-term investment in the market represented in the relevant index and may also be used as an asset allocation tool or as a speculative trading instrument.

TAX ADVANTAGED PRODUCT STRUCTURE

Unlike interests in conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed, principally in-kind, in Creation Units at each day's next calculated NAV. These arrangements are designed to protect ongoing shareholders from the adverse effects on the portfolio of each Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders.

The Funds may invest in derivatives, the use of which will generally result in the realization of short-term capital gains that will be classified as ordinary income for tax purposes when distributed to investors.

PowerShares FTSE NASDAQ Small Cap Portfolio

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the FTSE NASDAQ Small Cap Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 90% of its total assets in securities that comprise the FTSE NASDAQ Small Cap Index. The Fund will normally invest at least 80% of its total assets in common stocks of small cap companies. A company is considered to be a small capitalization company if it falls within the smallest 10% of companies in the FTSE NASDAQ Index universe of listed companies ranked by market capitalization, as determined by FTSE International Limited ("FTSE") (the "Index Provider"). The Underlying Index constituents are float-adjusted market cap weighted. As of March 26, 2008, the Underlying Index consisted of approximately 1,168 securities with market capitalizations of between approximately $10 million and $1.05 billion. The Fund's investment objective and 90% investment policy noted above are non-fundamental and require 60 days' prior written notice to shareholders before they can be changed. The 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Index is adjusted annually and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund generally will invest in the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index as a whole. There may also be instances in which the Adviser may choose to overweight another security in the Underlying Index, purchase securities not in the Underlying Index which the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques, in seeking to track the Underlying Index. The Fund may sell securities that are represented in the Underlying Index in anticipation of their removal from the Underlying Index, or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Index Methodology

The Underlying Index methodology is designed to track the performance of the smallest 10% of companies in the FTSE NASDAQ Index universe of listed companies ranked by market capitalization, as determined by the Index Provider. The FTSE NASDAQ Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of securities in the FTSE NASDAQ Index. The securities of the Underlying Index are selected annually based on market capitalization. The Underlying Index constituents are float-adjusted market capitalization weighted. Eligible securities include common stock, american depository receipts ("ADRs"), real estate investment trusts and tracking stocks.

Index Construction

Reviews of the composition of the Underlying Index are conducted annually by the Index Provider based on the following criteria:

(1) All companies in the eligible universe are ranked by full market capitalization.

(2) All of those companies comprising the bottom 2% of the market capitalization of the FTSE NASDAQ Index universe are removed as ineligible. All of the companies in the remaining 98% comprise the "FTSE NASDAQ Index universe."

(3) At the annual review of the Underlying Index, existing constituents of the FTSE NASDAQ Index Universe will be added or removed from the Underlying Index pursuant to a defined set of rules.

The Underlying Index may include common stock, ordinary shares, ADRs, real estate investment trusts and tracking stocks. Convertible preference shares and loan stocks will be excluded from the Underlying Index until converted. Exchange-traded funds and funds whose prices are a direct derivation of their underlying holdings (e.g. unit trusts, open-ended and closed-end funds will be excluded from the Underlying Index, along with partnerships and shares of beneficial interest). Companies that do not have an exclusive listing on NASDAQ (unless the security was dually listed on another U.S. market prior to January 1, 2004 and has continuously maintained such listing), will be excluded.

The Underlying Index began operations on April 1, 2005. Valuation data regarding the Underlying Index and the FTSE NASDAQ Index is available via major vendors such as Bloomberg, L.P., Reuters and Thomson Financial. Values of the Underlying Index and the FTSE NASDAQ Index are accessible on the FTSE website at www.ftse.com.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Index).

Since the Underlying Index is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the stocks in the Underlying Index with the same weightings as the Underlying Index.

Foreign Investment Risk

The Fund's investments in non-U.S. issuers, although limited to ADRs, may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

REIT Risk

Investments in securities of real estate companies involve risks. These risks include, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws. In addition, a REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. In addition,

REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

Small Capitalization Company Risk

Investing in securities of small capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Index.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund had not commenced operations as of the date of the prospectus, and therefore does not have a performance history.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors purchasing Shares in the secondary market will not pay the Creation/Redemption Transaction Fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.(1)

Shareholder Transaction Expenses (fees paid directly from your investments)	None*
Standard Creation/Redemption Transaction Fee	$3,000+
Maximum Creation/Redemption Transaction Fee(2)	$12,000+
Annual Fund Operating Expenses(3) (expenses that are deducted from the Fund's assets)
Management Fees	0.70%
Other Expenses(4)	0.00%
Total Annual Fund Operating Expenses	0.70%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$72	$224

(1)  The Fund had not commenced operations as of the date of this Prospectus. The expenses listed in the table are estimates based on the expenses the Fund expects to incur for the fiscal year ending April 30, 2008.

(2)  If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation (the "NSCC") or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(3)  Expressed as a percentage of average net assets.

(4)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

+  Paid by Authorized Participants that purchase or redeem Shares in Creation Units only.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $3,000 per transaction (regardless of the number of Creation Units involved). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $3,000 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $23,876 if the Creation Unit is redeemed after one year, and $61,968 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

PowerShares NASDAQ NextQ Portfolio

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ Q-50 IndexSM (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 90% of its total assets in securities that comprise the Underlying Index. The Underlying Index is a market-capitalization weighted index designed to track the performance of the 50 securities that are next in line to replace the securities currently included in the NASDAQ-100 Index® (the "NASDAQ-100®"). The Underlying Index is comprised of 50 securities ranked by market capitalization and reflects companies across major industry groups, which may include computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. The Underlying Index does not contain securities of financial companies, including banking and investment companies, as these are ineligible for NASDAQ-100® inclusion. The Underlying Index is compiled by The NASDAQ OMX Group, Inc. (the "Index Provider"). As of March 25, 2008 the Underlying Index included 50 companies with a market capitalization range of between approximately $1.5 billion and $28.9 billion. The Fund's investment objective and 90% investment policy are non-fundamental and require 60 days' prior written notice to shareholders before they can be changed.

The Underlying Index is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund generally will invest in the stocks comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Index. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Index, purchase securities not in the Underlying Index which the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques, in seeking to track the Underlying Index. The Fund may sell stocks that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase stocks not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Index Methodology

The Underlying Index is a market capitalization-weighted index designed to track the performance of the 50 securities that are next in line to replace the securities currently included in the NASDAQ-100®. The Underlying Index is comprised of 50 securities ranked by market capitalization and reflects companies across major industry groups, which may include computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies, including banking and investment companies, as these are ineligible for NASDAQ-100® inclusion.

Index Construction

To be eligible for initial inclusion in the Underlying Index, a security must meet the existing NASDAQ-100® eligibility criteria, stated as follows:

• the security's U.S. listing must be exclusively on the NASDAQ Global Select Market or the NASDAQ Global Market (unless the security was dually listed on another U.S. market prior to January 1, 2004 and has continuously maintained such listing);

• the security must be of a non-financial company;

• the security may not be issued by an issuer currently in bankruptcy proceedings;

• the security must have an average daily trading volume of at least 200,000 shares;

• if the issuer of the security is organized under the laws of a jurisdiction outside the United States, then such security must have listed options on a recognized options market in the United States or be eligible for listed-options trading on a recognized options market in the United States;

• only one security per issuer is allowed;

• the issuer of the security may not have entered into a definitive agreement or other arrangement which would likely result in the security no longer being Underlying Index eligible;

• the issuer of the security may not have annual financial statements with an audit opinion that is currently withdrawn;

• the issuer of the security must have been "seasoned" on NASDAQ or another recognized market (generally, a company is considered to be seasoned if it has been listed on a market for at least two years; in the case of spin-offs, the operating history of the spin-off will be considered); and

• if the security would otherwise qualify to be in the top 25% of the securities included in the Underlying Index by market capitalization for the six prior consecutive month-ends, then a one year "seasoning" criterion would apply.

The security types eligible for inclusion in the Underlying Index include foreign or domestic common stocks, ordinary shares, American depository receipts, shares of beneficial interest or limited partnership interests and tracking stocks. Security types not eligible for inclusion in the Underlying Index are investment companies, convertible debentures, preferred stocks, rights, warrants, units and other derivative securities.

In addition, the following criteria will be monitored continually for continued inclusion in the Underlying Index:

• the security may not be issued by an issuer currently in bankruptcy proceedings; and

• the issuer of the security may not have annual financial statements with an audit opinion that is currently withdrawn.

The Index Provider may, from time to time, exercise reasonable discretion as it deems appropriate in order to maintain Underlying Index integrity, including adjusting the frequency of the reconstitution or the number of securities in the Underlying Index, applying different criteria or making other determinations as necessary in order to ensure Underlying Index securities meet standards which the Index Provider believes are necessary for the ongoing investability of the Underlying Index.

Quarterly Evaluation

Coinciding with the quarterly calendar cycle (i.e. March, June, September, and December), all securities that meet the initial inclusion criteria above will be evaluated and ranked by market value. The data used in the ranking includes

January, April, July, and October month-end NASDAQ market data and are updated for total shares outstanding submitted in a publicly filed Securities and Exchange Commission documents though the end of the month prior to the quarterly evaluation. At such quarterly evaluations, the top 50 securities by market value are selected for inclusion in the Underlying Index. Any security additions and deletions shall be made effective after the close of trading on the third (3rd) Friday of each March, June, September, and December.

Ordinarily, if at any time during the year other than the quarterly evaluations, a security in the Underlying Index no longer meets the Underlying Index inclusion criteria, or is otherwise determined by the Index Provider to have become ineligible for continued inclusion in the Underlying Index, the security will be deleted and will not be replaced. When a component security from the Underlying Index is added to the NASDAQ-100®, the security will be deleted from the Underlying Index and will not be replaced. If an Underlying Index security is deleted, an adjustment to the calculation of the Underlying Index will be made on the effective date to ensure Underlying Index continuity. Since the Underlying Index is subject to a quarterly evaluation while the review for eligible NASDAQ-100® securities is done on a monthly basis, it is possible that a security added to the NASDAQ-100® intra-quarter may not be a constituent of the Underlying Index at the time of addition to the NASDAQ-100®.

Index Maintenance

Changes resulting from corporate events such as stock dividends, stock splits, certain spin-offs and rights issuances will be reflected in the Underlying Index on the ex-date. If the change in total shares outstanding arising from other corporate actions is greater than or equal to five percent, the change will ordinarily become effective as soon as practicable in accordance with generally accepted Underlying Index policies and procedures as described above. Changes of less than five percent will be accumulated during the quarter and will ordinarily be made effective after the close of trading on the third Friday in March, June, September and December. In each case, certain adjustments will be made in the calculation of the Underlying Index to ensure continuity of the Underlying Index. In the case of a special cash dividend, the Index Provider will determine on an individual basis whether to immediately reflect the dividend in the Underlying Index in accordance with generally accepted Underlying Index policies and procedures. If it is determined that a change will be made, it will ordinarily become effective on the ex-date.

Ordinarily, whenever there is a spin-off, rights issuance or special cash dividends, the calculation of the Underlying Index is adjusted to ensure that there is no discontinuity in the value of the Underlying Index, which might otherwise be caused by any such change. All changes to the Underlying Index are announced in advance and will be reflected in the Underlying Index prior to market open on the Underlying Index effective date. In administering the Underlying Index, the Index Provider will exercise reasonable discretion as it deems appropriate.

The Underlying Index began operations on September 21, 2007. Valuation data regarding the Underlying Index is available via Bloomberg, L.P.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Telecommunications Industry Risk

The telecommunications industry can be significantly affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and research and development of new products.

The telecommunications and wireless industry is subject to extensive regulation at the federal, state and local levels. The costs of complying with this regulation,

delays or failures to receive required regulatory approvals or the enactment of new, adverse regulatory requirements may adversely affect the business of telecommunications companies.

Companies in traditional telecommunications services also face competition or potential competition with numerous alternative technologies, including, in particular, wireless communications. The wireless telecommunications industry is experiencing significant technological change. Wireless carriers are improving the capacity and quality of digital wireless technology, and are also expected to continue to reduce the prices for their services. In addition, the wireless communications industry is highly competitive, and this competition may cause the prices for wireless products and services to decline in the future. Further, there has been a recent trend in the wireless communications industry towards consolidation of wireless service providers through joint ventures, reorganizations and acquisitions. This consolidation, over time, may lead to larger and better capitalized competitors.

The telecommunications industry is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, the availability of new radio frequency spectrum allocations for wireless services, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies, and changes in customer requirements and preferences. The success of the industry participants depends in substantial part on the timely and successful introduction of new products.

Biotechnology Industry Risk

The biotechnology industry can be significantly affected by patent considerations, including the termination of their patent protections for their products, intense competition, rapid technological change and obsolescence, government regulation and expensive insurance costs due to the risk of product liability lawsuits. Biotechnology companies can have persistent losses during a new product's transition from development to production and revenue patterns can be erratic. In addition, biotechnology companies must contend with high development costs which may be exacerbated by the inability to raise prices to cover costs because of managed care pressure, government regulation or price controls. Moreover, stock prices of biotechnology and genome companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Hardware and Consumer Electronics Industry Risk

The hardware and consumer electronics industry can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand and availability and price of components. The market for products produced by hardware and consumer electronics companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the industry's participants depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse effect on a participant's operating results. Some key components of certain products of hardware companies are currently available only from single sources. There can be no assurance that in the future suppliers will be able to meet the demand for components in a timely and cost effective manner. Accordingly, a hardware or consumer electronics company's operating results and customer relationships could be adversely affected by either an increase in price for, or an interruption or reduction in supply of, any key components.

Many hardware and consumer electronics companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by hardware and consumer electronics companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies' technology.

Software Industry Concentration Risk

The software industry can be significantly affected by competitive pressures, such as technological developments, fixed-rate pricing and the ability to attract and retain skilled employees, and the success of companies in the industry is subject to the continued demand for internet services. For example, as product cycles shorten and manufacturing capacity increases, these companies could become increasingly subject to aggressive pricing, which hampers profitability.

Profitability can also be affected by changing domestic and international demand, research and development costs, availability and price of components and product obsolescence. Software company stocks are likely to experience substantial fluctuations in market price.

The market for software products is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of software and services companies depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting a company's products or in the market for products based on a particular technology could have a material adverse affect on the company's operating results. Furthermore, there can be no assurance that the software companies will be able to respond in a timely manner to compete in the rapidly developing marketplace.

Many software companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by software companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies' technology.

Retail and Wholesale Industry Concentration Risk

The retail and wholesale industries may be affected by the performance of the domestic and international economy, interest rates, competition and consumer confidence. The success of companies in the retail and wholesale industries depends heavily on disposable household income and consumer spending, and changes in demographics and consumer preferences can affect the success of retail and wholesale products. The success of retail and wholesale products may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand. In addition, the retail and wholesale industries are subject to severe competition.

Technology Company Investment Risk

A substantial portion of the securities in the Underlying Index are in the technology sector. As a result, the Fund may invest a substantial portion of its assets in technology companies. The market prices of technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies. Those technology companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies' market prices. Further, those technology companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the Underlying Index and the performance of the Fund.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Index).

Since the Underlying Index is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the stocks in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Index.

Large Capitalization Company Risk

Returns on investments of large U.S. companies could trail the returns on investments in stocks of smaller companies.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund had not commenced operations as of the date of the prospectus, and therefore does not have a performance history.

What are the Costs of Investing?

Shareholder Transaction Expenses (fees paid directly from your investments)	None*
Standard Creation/Redemption Transaction Fee	$500+
Maximum Creation/Redemption Transaction Fee(2)	$2,000+
Annual Fund Operating Expenses(3) (expenses that are deducted from the Fund's assets)
Management Fees	0.70%
Other Expenses(4)	0.00%
Total Annual Fund Operating Expenses	0.70%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$72	$224

(1)  The Fund had not commenced operations as of the date of this Prospectus. The expenses listed in the table are estimates based on the expenses the Fund expects to incur for the fiscal year ending April 30, 2008.

(2)  If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(3)  Expressed as a percentage of average net assets.

(4)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

+  Paid by Authorized Participants that purchase or redeem Shares in Creation Units only.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (regardless of the number of Creation Units involved). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $500 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $18,876 if the Creation Unit is redeemed after one year, and $56,968 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

Additional Investment Strategies

Each Fund will normally invest at least 90% of its total assets in common stocks that comprise its respective Underlying Index. Each Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended (the "1940 Act"), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by a Fund in seeking performance that corresponds to its respective Underlying Index, and in managing cash flows. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it may take approximately three business days (i.e., each day the New York Stock Exchange ("NYSE") is open) for additions and deletions to each Fund's Underlying Index to be reflected in the portfolio composition of each Fund.

Each of the policies described herein, including the investment objective of each Fund, constitutes a non-fundamental policy that may be changed by the Board of Trustees without shareholder approval. Fund shareholders will be given 60 days' prior written notice of any change in a Fund's investment objective or the PowerShares FTSE NASDAQ Small Cap Portfolio's 80% policy noted above. Certain fundamental policies of the Funds are set forth in the Statement of Additional Information ("SAI") under "Investment Restrictions."

Borrowing Money

Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Securities Lending

Each Fund may lend its portfolio securities. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis.

Additional Risks

Trading Issues

Trading in Shares on the may be halted due to market conditions or for reasons that, in the view of the NASDAQ, make trading in Shares inadvisable. In addition, trading in Shares on the NASDAQ is subject to trading halts caused by extraordinary market volatility pursuant to the NASDAQ "circuit breaker" rules. There can be no assurance that the requirements of the necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

Fluctuation of Net Asset Value

The NAV of a Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NASDAQ. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund's Underlying Index trading individually or in the aggregate at any point in time. However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

Securities Lending

Although each Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it invests.

Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' SAI.

Management of the Funds

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 301 West Roosevelt Road, Wheaton, Illinois 60187. Invesco PowerShares Capital Management LLC serves as the investment adviser of the Trust, the PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust, a family of exchange-traded funds, with combined assets under management in excess of $13.25 billion as of February 29, 2008. The Trust is currently comprised of seventy-three exchange-traded funds.

On September 18, 2006, Invesco Aim Management Group, Inc., a subsidiary of Invesco Ltd., acquired Invesco PowerShares Capital Management LLC. Invesco Ltd. is an independent global investment manager. By delivering the combined power of its distinctive worldwide investment management capabilities, including AIM, Atlantic Trust, Invesco, Perpetual, PowerShares, Trimark, and WL Ross, Invesco Ltd. provides a comprehensive array of enduring investment solutions for retail, institutional and high net worth clients around the world. Operating in 20 countries, the company is listed on the New York Stock Exchange under the symbol "IVZ" and had approximately $475.6 billion in assets under management as of January 31, 2008.

Invesco PowerShares Capital Management LLC has overall responsibility as the Funds' investment adviser for the selection and ongoing monitoring of the Fund's investments, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

John W. Southard, Jr., CFA, MBA, oversees all research, portfolio management and trading operations of each Fund. In this capacity, Mr. Southard oversees a team of portfolio managers (with Mr. Southard, the "Portfolio Managers") who are responsible for the day-to-day management of the Funds. Peter Hubbard, who reports to Mr. Southard, is the member of the portfolio management team who is currently primarily responsible for each Fund's day-to-day management. Mr. Hubbard receives management assistance from Jason Stoneberg, Rudolf Reitmann and Travis Trampe, who perform various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each member of the portfolio management team has appropriate limitations on his authority for risk management and compliance purposes.

Portfolio Managers

John Southard is a Managing Director at the Adviser and has been with the Adviser since its inception in February 2003. Mr. Southard has managed the Funds since inception. Prior to his current position, he was a Senior Equity Analyst at Charles Schwab & Company from May 2001 to August 2002. Prior to this, Mr. Southard was a Vice President, Portfolio Manager and Equity Analyst at First Trust Portfolios LP (formerly, Nike Securities LP) from October 1992 to May 2001.

Peter Hubbard is a Vice President of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since their inception. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Mr. Hubbard has been a Portfolio Manager of the Adviser since June 2007. Prior to joining the Adviser, Mr. Hubbard was employed by Ritchie Capital, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005, after receiving a bachelor of science degree in Business and Economics from Wheaton College.

Jason Stoneberg is a Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since its inception. Mr. Stoneberg joined the Adviser as a Research Analyst in January 2006, after receiving a bachelor of science degree in Business and Economics from Wheaton College. Mr. Stoneberg has been a Portfolio Manager of the Adviser since June 2007.

Rudolf Reitmann is the Vice President of Operations Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since its inception. Mr. Reitmann has been the Vice President of Operations Management of the Adviser since October 2006. Prior to joining the Adviser, Mr. Reitmann worked as Assistant Vice President of ETF Services for The Bank of New York Mellon from July 1996 to September 2006.

Travis Trampe is a Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since its inception. Mr. Trampe has been an employee of the Adviser since April 2006. Prior to joining the Adviser, Mr. Trampe was an Analyst for Principal Global Investors from December 1994 to September 2006 and Research Analyst for Quantitative Services Group LLC from October 2006 to May 2007.

The Funds' SAI provides additional information about the Portfolio Managers' compensation structure, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Trust.

The Funds pay the Adviser a unitary management fee equal to 0.70% of their average daily net assets.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Investment

Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Adviser's unitary management fee is designed to pay each Fund's expenses and to compensate the Adviser for providing services for the Funds.

A discussion regarding the Board of Trustees' basis for approving the Investment Advisory Agreement will be available in the annual report to shareholders for the period ending April 30, 2008.

How to Buy and Sell Shares

The Shares will be issued or redeemed by each Fund at NAV per Share only in Creation Units. See "Creations, Redemptions and Transaction Fees."

Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund will be listed for trading on the secondary market on the NASDAQ. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "oddlots," at no per-share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Funds' Shares have been approved for listing on the NASDAQ, subject to notice of issuance, under the following NASDAQ symbols:

Fund	Trading Symbol
PowerShares FTSE NASDAQ Small Cap Portfolio	PQSC

PowerShares NASDAQ NextQ Portfolio	PNXQ

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from each Fund, and shareholders may tender their Shares for redemption directly to each Fund, only in Creation Units of 100,000 Shares, as discussed in the "Creations, Redemptions and Transaction Fees" section below.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or "street name" form.

Fund Share Trading Prices

The trading prices of Shares of each Fund on the NASDAQ may differ from a Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NASDAQ intends to disseminate the approximate value of Shares of each Fund every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV per Share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

The Trust's Board of Trustees has adopted a policy of not monitoring for frequent purchases and redemptions of Fund Shares ("market timing"). In establishing this policy, the Board evaluated the risks of market timing activities by the Funds' shareholders. The Board noted that a Fund's Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants and that the vast majority of trading in the Fund's Shares occurs on the secondary market. Because the secondary market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund's trading costs and the realization of capital gains. In addition, the Board considered that because trades directly with the Funds are mainly effected in-kind (i.e., for securities), they do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. Moreover, the Funds impose transaction fees on in-kind purchases and redemptions of Fund Shares to cover the custodial and other costs incurred by the Fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Funds' trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Funds' shares.

Creations, Redemptions and Transaction Fees

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to the purchase and redemption of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Purchase

In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the securities included in the relevant Fund's Underlying Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." The list of the names and the numbers of shares of the Deposit Securities is made available by the Funds' custodian through the facilities of the NSCC, immediately prior to the opening of business each day of the NASDAQ. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either (i) a "Participating Party," i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process") or (ii) a

participant of DTC ("DTC Participant") that has entered into an agreement with the principal underwriter and the transfer agent, with respect to purchases and redemptions of Creation Units. All orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the principal underwriter in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the principal underwriter no later than 3:00 p.m., Eastern time. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

A fixed Creation Transaction Fee of $500, with regard to the PowerShares NASDAQ NextQ Portfolio, and $3,000, with regard to the PowerShares FTSE NASDAQ Small Cap Portfolio, is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the SAI. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at a Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Redemption

Each Fund's custodian makes available immediately prior to the opening of business each day of the NASDAQ, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for a Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

An order to redeem Creation Units of a Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the transfer agent no later than 3:00 p.m., Eastern time.

A fixed Redemption Transaction Fee of $500, with regard to the PowerShares NASDAQ NextQ Portfolio, and $3,000, with regard to the PowerShares FTSE NASDAQ Small Cap Portfolio, is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, each Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•  Your Fund makes distributions,

•  You sell your Shares listed on the NASDAQ, and

•  You purchase or redeem Creation Units.

Taxes on Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of a Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. In addition, for these taxable years, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates.

Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, each Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local tax on Fund distributions and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. For more information, please see the SAI section "Taxes."

Distributor

Invesco Aim Distributors, Inc. serves as the distributor (the "Distributor") of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

Net Asset Value

The Bank of New York Mellon Corporation ("BONY") calculates each Fund's NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open. The NAV is calculated by deducting all of the Funds' liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board of Trustees or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are valued at the last sales price that day. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market, or in the case of the NASDAQ, at the NASDAQ official closing price. Money market securities maturing in 60 days or less will be valued at amortized cost. When price quotes are not readily available, securities will be valued at fair value. Investments that may be valued at fair value include, among others, an unlisted security related to corporate actions, a restricted security, a security whose trading has been suspended from trading on its primary trading exchange, a security that is thinly traded, a security in default or bankruptcy proceedings for which there is no current market quotation and a security affected by a significant event, which event includes acts of terrorism, natural disasters, government action, armed conflict and significant market fluctuations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Fund Service Providers

BONY, 101 Barclay Street, New York, New York 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund. Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, serves as legal counsel to the Funds.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

Index Providers

The FTSE NASDAQ Small Cap Index is calculated and maintained by FTSE International Limited ("FTSE") and The NASDAQ OMX Group, Inc. ("NASDAQ OMX"). Neither FTSE nor NASDAQ OMX is affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with FTSE and NASDAQ OMX to use the FTSE NASDAQ Small Cap Index. The Fund is entitled to use the FTSE NASDAQ Small Cap Index pursuant to a sub-licensing agreement with the Adviser. NASDAQ OMX is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with NASDAQ OMX to use the NASDAQ Q-50 IndexSM. The PowerShares NASDAQ NextQ Portfolio is entitled to use the NASDAQ Q-50 IndexSM pursuant to a sub-licensing agreement with the Adviser.

Set forth below is a list of each Fund and the Underlying Index upon which it is based.

Fund	Underlying Index
PowerShares FTSE NASDAQ Small Cap Portfolio	FTSE NASDAQ Small Cap Index

PowerShares NASDAQ NextQ Portfolio	NASDAQ Q-50 IndexSM

Disclaimers

The PowerShares FTSE NASDAQ Small Cap Portfolio is not in any way sponsored, endorsed, sold or promoted by FTSE International Limited ("FTSE") or by the London Stock Exchange Plc (the "Exchange") or by The Financial

Times Limited ("FT") or by NASDAQ OMX (together the "Licensor Parties") and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE NASDAQ Small Cap Index (the "Index") and/or the figure at which the said Index stands at any particular time on any particular day or otherwise. The Index is compiled and calculated by FTSE. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein."

"FTSE®" and "FT-SE®" are trade marks of the Exchange and the FT and are used by FTSE under license.

"NASDAQ®" is a registered trade mark of NASDAQ OMX and is used by FTSE under license.

The PowerShares NASDAQ NextQ Portfolio is not sponsored, endorsed, sold or promoted by NASDAQ OMX or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the PowerShares NASDAQ NextQ Portfolio. The Corporations make no representation or warranty, express or implied to the owners of the PowerShares NASDAQ NextQ Portfolio or any member of the public regarding the advisability of investing in securities generally or in the PowerShares NASDAQ NextQ Portfolio particularly, or the ability of the Nasdaq Q-50 IndexSM to track general stock market performance. The Corporations' only relationship to the Adviser is in the licensing of the NASDAQ®, and NASDAQ Q-50 IndexSM trade/service marks, and certain trade names of the Corporations and the use of the NASDAQ Q-50 IndexSM which is determined, composed and calculated by NASDAQ OMX without regard to the Adviser or the PowerShares NASDAQ NextQ Portfolio. NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of the PowerShares NASDAQ NextQ Portfolio into consideration in determining, composing or calculating the NASDAQ Q-50 IndexSM. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the PowerShares NASDAQ NextQ Portfolio to be issued or in the determination or calculation of the equation by which the PowerShares NASDAQ NextQ Portfolio is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the PowerShares NASDAQ NextQ Portfolio.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ Q-50 INDEXSM OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE POWERSHARES NASDAQ NEXTQ PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ Q-50 INDEXSM OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ Q-50 INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Indexes or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes even if notified of the possibility of such damages.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an Securities and Exchange Commission exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds.

Continuous Offering

The method by which Creation Unit Aggregations of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. The Trust, however, has received from the Securities and Exchange Commission an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the Shares. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act

Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the is satisfied by the fact that the prospectus is available at the upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

For More Information

For more detailed information on the Trust, Funds and Shares, you may request a copy of the Funds' SAI. The SAI provides detailed information about the Funds, and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. If you have questions about the Funds or Shares or you wish to obtain the SAI free of charge, please:

Call:  Invesco Aim Distributors, Inc. at 1-800-337-4246,
Monday through Friday
8:00 a.m. to 5:00 p.m., Central Time

Write:  PowerShares Exchange-Traded Fund Trust
c/o Invesco Aim Distributors, Inc.
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173

Visit: www.InvescoPowerShares.com

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov

or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

DEALERS EFFECTING TRANSACTIONS IN THE FUNDS' SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.

The Trust's registration number under the 1940 Act is 811-21265.

PowerShares Exchange-Traded Fund Trust
301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.InvescoPowerShares.com

Investment Company Act File No. 811-21265

PowerShares Exchange-Traded Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

Dated April 1, 2008

This ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus dated April 1, 2008 for the PowerShares FTSE NASDAQ Small Cap Portfolio and PowerShares NASDAQ NextQ Portfolio, each a series of the PowerShares Exchange-Traded Fund Trust (the "Trust"), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's Distributor, Invesco Aim Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling toll free (800) 843-2639.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of seventy-three investment portfolios. This SAI relates to two of the investment portfolios: the PowerShares FTSE NASDAQ Small Cap Portfolio and PowerShares NASDAQ NextQ Portfolio, (each a "Fund" and, together, the "Funds"). Each of the Funds is "non-diversified" and, as such, its investments are not required to meet certain diversification requirements under the 1940 Act. The shares of the Funds are referred to herein as "Shares" or "Fund Shares."

The other seventy-one funds of the Trust, the PowerShares Dynamic Market Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Mid Cap Growth Portfolio, PowerShares Dynamic Mid Cap Value Portfolio, PowerShares Dynamic Small Cap Growth Portfolio, PowerShares Dynamic Small Cap Value Portfolio, PowerShares Golden Dragon Halter USX China Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares WilderHill Clean Energy Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Software Portfolio, PowerShares Zacks Micro Cap Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares High Growth Rate Dividend AchieversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Insurance Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares Aerospace & Defense Portfolio, PowerShares Value Line TimelinessTM Select Portfolio, PowerShares Water Resources Portfolio, PowerShares Dynamic Hardware & Consumer Electronics Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares Zacks Small Cap Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares FTSE RAFI Energy Sector Portfolio, PowerShares FTSE RAFI Basic Materials Sector Portfolio, PowerShares FTSE RAFI Industrials Sector Portfolio, PowerShares FTSE RAFI Consumer Goods Sector Portfolio, PowerShares FTSE RAFI Health Care Sector Portfolio, PowerShares FTSE RAFI Consumer Services Sector Portfolio, PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio, PowerShares FTSE RAFI Financials Sector Portfolio, PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Energy Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Technology Sector Portfolio, PowerShares Dynamic Healthcare Services Portfolio, PowerShares Dynamic MagniQuant Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Cleantech Portfolio, PowerShares Dynamic Banking Portfolio, PowerShares Listed Private Equity Portfolio, PowerShares WilderHill Progressive Energy Portfolio, PowerShares Dynamic Large Cap Portfolio, PowerShares Dynamic Mid Cap Portfolio, PowerShares Dynamic Small Cap Portfolio, PowerShares Value Line Industry Rotation Portfolio, PowerShares Dynamic Deep Value Portfolio, PowerShares Dynamic Aggressive Growth Portfolio, PowerShares Buyback AchieversTM Portfolio, PowerShares S&P 500 BuyWrite Portfolio and PowerShares DWA Technical LeadersTM Portfolio are offered through nine separate prospectuses.

The Funds are managed by Invesco PowerShares Capital Management LLC (the "Adviser").

The Funds offer and issue Shares at net asset value ("NAV") only in aggregations of a specified number of Shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of equity securities and options thereon included in the relevant Underlying Indexes (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). The Fund's Shares have been approved for listing

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on The NASDAQ Stock Market (the "NASDAQ"), subject to notice of issuance. Fund Shares will trade on the NASDAQ at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 100,000 Shares. In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.

The Trust reserves the right to offer a "cash" option for creations and redemptions of Fund Shares, although it has no current intention of doing so. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the NASDAQ necessary to maintain the listing of Shares of each Fund will continue to be met. The NASDAQ may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the NASDAQ, makes further dealings on the inadvisable. The NASDAQ will remove the Shares of a Fund from listing and trading upon termination of such Fund.

As in the case of other stocks traded on the NASDAQ, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

INVESTMENT RESTRICTIONS AND POLICIES

Investment Objectives

The investment objective of the PowerShares FTSE NASDAQ Small Cap Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "FTSE NASDAQ Small Cap Index" (the "Underlying Index").

The investment objective of the PowerShares NASDAQ NextQ Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "NASDAQ Q-50 IndexSM" (the "Underlying Index").

Investment Restrictions

The Board of Trustees of the Trust (the "Board" or the "Trustees") has adopted as fundamental policies the Funds' respective investment restrictions numbered (1) through (7) below. Each Fund, as a fundamental policy, may not:

(1)  Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that the Fund replicates, concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2)  Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and

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(ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(3)  Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4)  Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(5)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(6)  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7)  Issue senior securities, except as permitted under the 1940 Act.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a "majority of the Fund's outstanding voting securities." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's Shares present at a meeting, if the holders of more than 50% of the Fund's Shares are present or represented by proxy, or (ii) more than 50% of the Fund's Shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees without shareholder approval. Each Fund may not:

(1)  Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)  Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3)  Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(4)  Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(5)  Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

The investment objective of each Fund is a non-fundamental policy that can be changed by the Board of Trustees without approval by shareholders.

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INVESTMENT POLICIES AND RISKS

Correlation and Tracking Error. Correlation measures the degree of association between the returns of a Fund and its Underlying Index. Each Fund seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at each Fund's fiscal year-end by comparing the Fund's average monthly total returns, before fees and expenses, to the Underlying Index's average monthly total returns over the prior one-year period or since inception if the Fund has been in existence for less than one year. Another means of evaluating the degree of correlation between the returns of a Fund and its Underlying Index is to assess the "tracking error" between the two. Tracking error means the variation between each Fund's annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one year period by taking the standard deviation of the difference in the Fund's returns versus the Underlying Index's returns.

Loans of Portfolio Securities. Each Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. These loans cannot exceed 33 1/3% of each Fund's total assets.

Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust's Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with a Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a "mark-to-market" basis); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan. From time to time, a Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

Repurchase Agreements. Each Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked to market daily.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio

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securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Funds intend to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Funds. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund's assets. The custodian bank will maintain a separate account for each Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered loans.

Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which each Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. or "A-1+" or "A-1" by Standard & Poor's Ratings Group, Inc., a division of The McGraw-Hill Companies, Inc., or, if unrated, of comparable quality as determined by the Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, each Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate.

Real Estate Investment Trusts ("REITs"). Each Fund may invest in the securities of REITs to the extent allowed by law, which pool investors' funds for investments primarily in real estate properties. Investment in REITs may be the most practical available means for the Funds to invest in the real estate industry. As a shareholder in a REIT, the Funds would bear their ratable shares of the REIT's expenses, including its advisory and administration fees. At the same time, the Funds would continue to pay their own investment advisory fees and other expenses, as a result of which the Funds and their shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs.

Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Futures and Options. Each Fund may enter into U.S. futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. exchange. Each Fund will not use futures or options for speculative purposes.

A call option gives a holder the right to purchase a specific security or an index at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer," i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

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Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. Each Fund may enter into futures contracts to purchase security indices when the Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated by the custodian to the extent required by law.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

Each Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that they claim an exclusion from regulation as a commodity pool operator. The Trust has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the "CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. There are no limitations on the extent to which each Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Funds' Prospectus and this Statement of Additional Information.

Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate each Fund's existing position in the contract.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

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The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, each Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

GENERAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in the Funds is contained in the Prospectus in the "Principal Risks of Investing in the Funds" and "Additional Risks" sections. The discussion below supplements, and should be read in conjunction with, these sections of the Prospectus.

An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities in general and other factors that affect the market.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Fund Shares). Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers' change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stock. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stock, which typically has a liquidation preference and which may have stated optional or mandatory redemption provisions, common stock has neither a fixed principal amount nor a maturity.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, each Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, each Fund may be required to deliver the instruments underlying futures contracts it has sold.

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The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. Each Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. Each Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

Utilization of futures and options on futures by the Funds involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to "segregate" customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Funds to substantial losses. In the event of adverse price movements, the Funds would be required to make daily cash payments of variation margin.

Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that each Fund is contractually obligated to make. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, each Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Funds' rights as a creditor (e.g., the Funds may not receive the net amount of payments that it contractually is entitled to receive). Each Fund, however, intends to utilize swaps in a manner designed to limit its risk exposure to levels comparable to direct investments in stocks.

MANAGEMENT

The general supervision of the duties performed by the Adviser for the Funds under the investment advisory agreement (the "Investment Advisory Agreement") is the responsibility of the Board of Trustees. The Trust currently has six Trustees. Five Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the "non-interested" or "independent" Trustees (the "Independent Trustees"). The other Trustee (the "Management Trustee") is affiliated with the Adviser.

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The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the Fund Complex consists of the Trust's 73 portfolios, three other exchange-traded fund with 34 portfolios advised by the Adviser (the "Fund Family") and 228 other portfolios advised by an affiliated person of the Adviser.

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Family Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Ronn R. Bagge (49) YQA Capital Management, LLC 1755 S. Naperville Rd., Suite 100 Wheaton, IL 60187	Trustee	Since 2003	YQA Capital Management LLC (July 1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	107	None

Marc M. Kole (47) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	Controller, Priority Health (September 2005-present); formerly, Interim CFO, Priority Health (July 2006-April 2007); formerly Senior Vice President of Finance, United Healthcare (health insurance) (July 2004-July 2005); Senior Vice President of Finance, Oxford Health Plans (June 2000-July 2004)	107	None

D. Mark McMillan (44) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2003	Partner, Bell, Boyd & Lloyd LLP (1989-Present)	107	None

Philip M. Nussbaum (46) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (formerly Betzold, Berg, Nussbaum & Heitman, Inc.) (November 2004-Present); formerly Managing Director, Communication Institute (May 2002-August 2003); Executive Vice President of Finance, Betzold, Berg, Nussbaum & Heitman, Inc. (March 1994-July 1999)	107	None

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Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Family Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Donald H. Wilson (47) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	President and Chief Financial Officer and Chief Financial Officer, AMCORE Financial, Inc. (August 2007-present); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (bank holding company) (February 2006-August 2007); formerly, Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (May 1995- February 2006)	107	None

*  This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Management Trustee and the other directorships, if any, held by the Trustee, are shown below.

Name, Address and Age of Management Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Family Overseen by Management Trustee	Other Directorships Held by Management Trustee
H. Bruce Bond (44) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman, Trustee and Chief Executive Officer	Since 2003	Managing Director, Invesco PowerShares Capital Management LLC (August 2002-Present); Manager, Nuveen Investments (April 1998-August 2002)	107	None

*  This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Bruce T. Duncan (53) Invesco PowerShares Capital Management LLC Wheaton, IL 60187	Chief Financial Officer, Treasurer and Secretary	Chief Financial Officer and Treasurer Since 2006 Secretary since 2008	Senior Vice President of Finance, Invesco PowerShares Capital Officer and (September 2005-Present); Private Management LLC Treasurer Practice Attorney (2000-2005); Vice President of Investor Relations, The ServiceMaster Company (1994-2000); Vice President of Taxes, The ServiceMaster Company (1990-2000)

Kevin Gustafson (42) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chief Compliance Officer	Since 2004	General Counsel and Chief Compliance Officer, Invesco PowerShares Capital Management LLC (September 2004-Present); Attorney, Nyberg & Gustafson (2001-2004); Attorney, Burke, Warren, McKay & Serritella, P.C. (1997-2000)

*  This is the period for which the Trustee/Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

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For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the PowerShares FTSE NASDAQ Small Cap Portfolio (As of December 31, 2007)	Dollar Range of Equity Securities in the PowerShares NASDAQ NextQ Portfolio (As of December 31, 2007)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Fund Family (As of December 31, 2007)
Ronn R. Bagge	None	None	Over $100,000
Marc M. Kole	None	None	Over $100,000
D. Mark McMillan	None	None	$10,001-$50,000
Philip M. Nussbaum	None	None	Over $100,000
Donald H. Wilson	None	None	Over $100,000
H. Bruce Bond	None	None	Over $100,000

As of the date of this SAI, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of a Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of a Fund.

As of April 1, 2008, the trusts in the Fund Family pay each Independent Trustee an annual retainer of $195,000 for their service as Trustee (the "Retainer"). The Trust and the PowerShares Exchange-Traded Fund Trust II ( "Trust II") pay $155,000 of the Retainer, half of which is allocated pro rata between the funds of the Trust and Trust II, and the other half of which is allocated between the funds of the Trust and the funds of Trust II based on average net assets. The other trusts in the Fund Family pay the remaining $40,000 of the Retainer. Each committee chair receives an additional fee of $10,000 per year, allocated in the same manner as the Retainer. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

The Fund has a deferred compensation plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees the Trustee receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one to five of the funds of the Trust or Trust II that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund. The Independent Trustees are not eligible for any pension or profit sharing plan.

The Board of Trustees met six times during the fiscal year ended April 30, 2007.

The Board has an Audit Committee, consisting of five Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. Messrs. Bagge, Kole, McMillan, Nussbaum and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust's independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm's audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust's internal controls. During the fiscal year ended April 30, 2007, the Audit Committee held five meetings.

The Board also has a Nominating and Governance Committee consisting of five Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. Messrs. Bagge, Kole, McMillan, Nussbaum and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership, and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee as described below

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under the caption "Shareholder Communications." During the fiscal year ended April 30, 2007, the Nominating and Governance Committee held four meetings.

The following sets forth the fees paid to each Trustee for the fiscal year ended April 30, 2007 (none of which was paid by the Fund):

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Family
Ronn R. Bagge	78,750	N/A	$78,750
Marc M. Kole (1)	15,500	N/A	$15,500
D. Mark McMillan	75,000	N/A	$75,000
Philip M. Nussbaum	78,750	N/A	$78,750
Donald H. Wilson (1)	15,500	N/A	$15,500
H. Bruce Bond	N/A	N/A	N/A

(1)  Joined the Board on December 14, 2006.

As of the date of this SAI, the officers and Trustees of the Trust, in the aggregate, own less than 1% of the shares of each Fund.

Shareholder Communications. Shareholders may send communications to the Trust's Board of Trustees by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust's office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management's discretion based on the matters contained therein.

Investment Adviser. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Funds. The Adviser also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Portfolio Managers. The Adviser uses a team of portfolio managers (the "Portfolio Managers"), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's resources. John W. Southard, Jr., CFA, MBA, oversees all research, portfolio management and trading operations of the Adviser. In this capacity, he oversees the team of the Portfolio Managers responsible for the day-to-day management of the Funds. The Portfolio Manager who leads the team of Portfolio Managers in the day-to-day management of the Funds is Mr. Hubbard.

As of February 29, 2008, in addition to the 73 funds of the Trust, Mr. Southard managed the 25 portfolios of Trust II with a total of approximately $12.7 billion in assets, no other pooled investment vehicles and 15 exchange-traded funds traded in Europe with a total of approximately $534 million in assets.

As of February 29, 2008, in addition to 73 funds of the Trust, Mr. Hubbard managed the 25 portfolios of Trust II with a total of approximately $12.7 billion in assets, no other pooled investment vehicles and 15 exchange-traded funds traded in Europe with a total of approximately $534 million in assets.

As of February 29, 2008, in addition to 73 funds of the Trust, Mr. Reitmann managed the 25 portfolios of Trust II with a total of approximately $12.7 billion in assets, no other pooled investment vehicles and nine exchange-traded funds traded in Europe with a total of approximately $532 million in assets.

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As of February 29, 2008, in addition to 73 funds of the Trust, Mr. Stoneberg managed the 17 portfolios of Trust II with a total of approximately $12.49 billion in assets, no other pooled investment vehicles and 15 exchange-traded funds traded in Europe with a total of approximately $534 million in assets.

As of February 29, 2008, in addition to 73 funds of the Trust, Mr. Trampe managed the 17 portfolios of Trust II with a total of approximately $12.49 billion in assets, no other pooled investment vehicles and 15 exchange-traded funds traded in Europe with a total of approximately $534 million in assets.

Although the funds that are managed by the Portfolio Managers may have different investment strategies, each has a portfolio objective of replicating its Underlying Index. The Adviser does not believe that management of the different funds presents a material conflict of interest for the Portfolio Managers or the Adviser.

The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the bonuses may be approved in advance by the Committee. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers. As of February 29, 2008, the dollar range of securities beneficially owned by Mr. Southard in the Trust was over $100,000. As of February 29, 2008, the dollar ranges of securities beneficially owned by Messrs. Hubbard, Reitmann, Stoneberg and Trampe in the Trust $0, $0, $10,001-$50,000 and $0, respectively. The portfolio holdings of Mr. Southard and Mr. Stoneberg as of February 29, 2008, are shown below.

John W. Southard, Jr.

Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares Dynamic MagniQuant Portfolio					X
PowerShares Dynamic Market Portfolio						X
PowerShares Dynamic OTC Portfolio				X
PowerShares WilderHill Progressive Energy Portfolio				X
PowerShares Listed Private Equity Portfolio				X
PowerShares Dynamic Deep Value Portfolio				X
PowerShares Dynamic Health Care Sector Portfolio				X
PowerShares Golden Dragon Halter USX China Portfolio				X
PowerShares Dynamic Utilities Portfolio		X
PowerShares International Dividend AchieversTM Portfolio				X
PowerShares Zacks Micro Cap Portfolio				X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Small Cap Value Portfolio				X
PowerShares Dynamic Small Cap Growth Portfolio			X

Jason Stoneberg

Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares Dynamic Market Portfolio	X
PowerShares WilderHill Clean Energy Portfolio	X

Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, the Adviser is responsible for all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage expenses, distribution fees, litigation expenses and other

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extraordinary expenses. For its services to the Funds, the Funds have agreed to pay an annual fee, paid monthly, equal to a percentage of its average daily net assets set forth in the chart below (the "Advisory Fee").

Fund	Fee
PowerShares FTSE NASDAQ Small Cap Portfolio	0.70% of average daily net assets
PowerShares NASDAQ NextQ Portfolio	0.70% of average daily net assets

The Adviser has overall responsibility for the general management and administration of the Trust. The Adviser provides an investment program for the Funds and manages the investment of the Funds' assets.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues until April 30, 2009, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund's outstanding voting securities on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Fund.

Invesco PowerShares Capital Management LLC, organized February 7, 2003, is located at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Administrator. The Bank of New York Mellon Corporation ("BONY" or the "Administrator") serves as administrator for the Funds. Its principal address is 101 Barclay Street, New York, New York 10286.

BONY serves as Administrator for the Trust pursuant to an administrative services agreement (the "Administrative Services Agreement"). Under the Administrative Services Agreement, BONY is obligated on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and each Fund. BONY will generally assist in all aspects of the Trust's and the Funds' operations, including supply and maintain office facilities (which may be in BONY's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. As compensation for the foregoing services, BONY receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid annually by the Adviser from the Advisory Fee.

Custodian, Transfer Agent and Fund Accounting Agent. BONY, located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Funds pursuant to a custodian agreement (the "Custodian Agreement"). As custodian, BONY holds the Funds' assets, calculates the NAV of Shares and calculates net income and realized capital gains or losses. BONY also serves as transfer agent of the Funds pursuant to a Transfer Agency Agreement. Further, BONY serves as Fund accounting agent pursuant to a fund accounting agreement (the "Fund Accounting Agreement"). As compensation for the foregoing services, BONY receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid annually by the Adviser from the Advisory Fee.

Distributor. Invesco Aim Distributors, Inc. (the "Distributor") is the distributor of the Funds' Shares. Its principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The Distributor has entered into a distribution agreement (the "Distribution Agreement") with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by each Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading "Creation and Redemption of Creation Units."

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Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days' written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository" below).

Index Providers. Set forth below is a list of each Fund and the Underlying Index upon which it is based.

Fund	Underlying Index
PowerShares FTSE NASDAQ Small Cap Portfolio	FTSE NASDAQ Small Cap Index
PowerShares NASDAQ NextQ Portfolio	NASDAQ Q-50 IndexSM

The PowerShares FTSE NASDAQ Small Cap Portfolio is not in any way sponsored, endorsed, sold or promoted by FTSE International Limited ("FTSE") or by the London Stock Exchange Plc (the "Exchange") or by The Financial Times Limited ("FT") or by The NASDAQ OMX Group, Inc. ("NASDAQ OMX") (together the "Licensor Parties") and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE NASDAQ Small Cap Index (the "Index") and/or the figure at which the said Index stands at any particular time on any particular day or otherwise. The Index is compiled and calculated by FTSE. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein."

"FTSE®" and "FT-SE®" are trade marks of the Exchange and the FT and are used by FTSE under license.

"NASDAQ®" is a registered trade mark of Nasdaq OMX and is used by FTSE under license.

The PowerShares NASDAQ NextQ Portfolio is not sponsored, endorsed, sold or promoted by The NASDAQ OMX or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the PowerShares NASDAQ NextQ Portfolio. The Corporations make no representation or warranty, express or implied to the owners of the PowerShares NASDAQ NextQ Portfolio or any member of the public regarding the advisability of investing in securities generally or in the PowerShares NASDAQ NextQ Portfolio particularly, or the ability of the NASDAQ Q-50 IndexSM to track general stock market performance. The Corporations' only relationship to the Adviser is in the licensing of the NASDAQ®, and NASDAQ Q-50 IndexSM trade/service marks, and certain trade names of the Corporations and the use of the NASDAQ Q-50 IndexSM which is determined, composed and calculated by NASDAQ OMX without regard to the Adviser or the PowerShares NASDAQ NextQ Portfolio. NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of the PowerShares NASDAQ NextQ Portfolio into consideration in determining, composing or calculating the NASDAQ Q-50 IndexSM. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the PowerShares NASDAQ NextQ Portfolio to be issued or in the determination or calculation of the equation by which the PowerShares NASDAQ NextQ Portfolio is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the PowerShares NASDAQ NextQ Portfolio.

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THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ Q-50 INDEXSM OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE POWERSHARES NASDAQ NEXTQ PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ Q-50 INDEXSM OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ Q-50 INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Indexes or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes even if notified of the possibility of such damages.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement the Trust's policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser does not currently participate in soft dollar transactions.

The Adviser assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the Funds, the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on June 9, 2000.

The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently is comprised of 73 funds. The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

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Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to a Fund, and in the net distributable assets of the Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Funds, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Trust's Declaration of Trust provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The Declaration may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Funds, and ownership of Fund shares may be disclosed by the Funds if so required by law or regulation. The Trust's Declaration also provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund, or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Aim Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Control Persons. As of the date of this SAI, the Adviser beneficially owned all of the voting securities of the Fund.

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."

DTC Acts as Securities Depository for Fund Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the AMEX and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

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Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting. The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board of Trustees will periodically review each Fund's proxy voting record.

The Trust is required to disclose annually the Funds' complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds also will be available at no charge upon request by calling 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust at 301 West Roosevelt Road, Wheaton, Illinois 60187. The Funds' Form N-PX will also be available on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund's portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of each Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth quarter. Form N-Q for the Funds will be available on the SEC's website at http://www.sec.gov. The Funds' Form N-Q, when available, may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds'

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Form N-Q and Form N-CSR will be available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board of Trustees of the Trust must approve all material amendments to this policy. The Funds' portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the NASDAQ via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of each Fund. The Trust, the Adviser and the will not disseminate non-public information concerning the Trust.

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by a Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues and sells Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (the "Deposit Securities") per each Creation Unit Aggregation constituting a substantial replication of the securities included in the Underlying Index ("Fund Securities") and an amount of cash (the "Cash Component") computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

The Cash Component is sometimes also referred to as the "Balancing Amount." The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the "Deposit Amount"—an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business on the NASDAQ (currently 9:30 a.m., Eastern time), the list of the names and the required

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number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Funds until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser, with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a "cash in lieu" amount—to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC, and hence not eligible for transfer through the Clearing Process (discussed below), will be at the expense of the Funds and will affect the value of all Shares; but the Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders.

The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Funds.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to

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procedures set forth in the Participant Agreement, as described below (see the "Placement of Creation Orders Using Clearing Process" and the "Placement of Creation Orders Outside Clearing Process" sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Funds by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., Eastern time respectively, on the next Business

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Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See "Creation Transaction Fee" section below).

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m., Eastern time, the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Funds for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the Funds for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Funds; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the

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Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to BONY regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The Standard Creation/Redemption Transaction Fee for the PowerShares NASDAQ NextQ Portfolio will be $500. The Maximum Creation/Redemption Transaction Fee for the PowerShares NASDAQ NextQ Portfolio will be $2,000. The Standard Creation/Redemption Transaction Fee for the PowerShares FTSE NASDAQ Small Cap Portfolio will be $3,000. The Maximum Creation/Redemption Transaction Fee for the PowerShares FTSE NASDAQ Small Cap Portfolio will be $12,000.

Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the NASDAQ (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Funds or determination of a Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for a Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation

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Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. The redemption transaction fees for a Fund are the same as the creation fees set forth above.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for an order to redeem to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if; (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of a Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off-Time") and 2:00 p.m., Eastern time for any Cash Component, if any owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of a Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m., Eastern time the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper

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form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

The chart below describes in further detail the placement of creation and redemption orders through the NSCC and outside the Clearing Process.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Creation through NSCC

Standard Orders	4:00 p.m. (ET) Order must be Received by the Distributor.	No action.	No action.	Creation Unit Aggregations will be delivered.

Custom Orders	3:00 p.m. (ET) Order must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Creation Unit Aggregations will be delivered.

Creation Outside NSCC

Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Deposit Securities must be received by the Fund's account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.

Standard Orders created in advance of receipt by the Trust of all or a portion of the Deposit Securities	4:00 p.m. (ET)	11:00 a.m. (ET)	No action.	1:00 p.m. (ET)

	Order in proper form must be received by the Distributor.	Available Deposit Securities. Cash in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities.		Missing Deposit Securities are due to the Trust or the Trust may use cash on deposit to purchase missing Deposit Securities. Creation Unit Aggregations will be delivered.

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	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Custom Orders	3:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Deposit Securities must be received by the Fund's account through DTC.	No action.	Creation Unit Aggregations will be delivered.

	Orders received after 3:00 p.m. (ET) will be treated as standard orders.	2:00 p.m. (ET) Cash Component must be received by the Custodian.

Redemption Through NSCC

Standard Orders	4:00 p.m. (ET) Order must be Received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

Redemption Outside of NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1)	11:00 a.m. (ET)
Fund shares must be delivered through DTC to the Custodian.
2:00 p.m. (ET)
Cash Component, if any, is due.
		*If the order is not in proper form or the Fund Shares are not delivered, then the order will not be deemed received as of T.	No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	11:00 a.m. (ET)
Fund shares must be delivered through DTC to the Custodian.
2:00 p.m. (ET)
Cash Component, if any, is due.
		*If the order is not in proper form or the Fund Shares are not delivered, then the order will not be deemed received as of T.	No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

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TAXES

Each Fund intends to qualify for and to elect to be treated as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets.

Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another Fund and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than the Trust level.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its net capital gains for twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Each Fund may make investments that are subject to special federal income tax rules, such as investments in structured notes, swaps, options, futures contracts and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by each Fund. The Funds may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet their distribution requirements.

Distributions from a Fund's net investment income, including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Distributions reinvested in additional Shares of a Fund through the means of a dividend reinvestment service will be taxable dividends to shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long shareholders have held the Shares.

Dividends declared by the Funds in October, November or December and paid to shareholders of record of such months during the following January may be treated as having been received by such shareholders in the year the distributions were declared.

Long-term capital gains of noncorporate taxpayers generally are taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. In addition, for these tax years, some ordinary dividends declared and paid by a Fund to noncorporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates. Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, each Fund will report the amount of dividends to individual shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

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If, for any calendar year, the total distributions made exceed the Trust's current and accumulated earnings and profit, the excess will, for U.S. federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder's basis in his or her shares, and thereafter as gain from the sale of shares. The amount treated as a tax free return of capital will reduce the shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her shares.

The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities will generally not be subject to United States withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States, or (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to United States federal net income taxation at regular income tax rates. Dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by a Fund as "short-term capital gain dividends" or "interest-related dividends," will generally not be subject to United States withholding tax, provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. These provisions relating to distributions to shareholders who are nonresident aliens or foreign entities generally would apply to distributions with respect to taxable years of a Fund beginning before January 1, 2008. In addition, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations, which may include certain REITs and REIT capital gain dividends) will generally be subject to United States withholding tax and may give rise to an obligation on the part of the foreign shareholder to file a United States tax return. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable

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provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

Each Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indices required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

In order for a Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities (including net income derived from an interest in certain "qualified publicly traded partnerships"). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to each Fund's business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments and shareholders are advised on the nature of the distributions.

DETERMINATION OF NAV

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

The NAV per Share of each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

In computing each Fund's NAV, the Fund's securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market, or in the case of the NASDAQ, at the NASDAQ official closing price. Money market securities maturing in 60 days or less will be valued at amortized cost. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Trust's Pricing Committee in accordance with procedures adopted by the Board.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

General Policies. Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its

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reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of a Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel. Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the Funds' independent registered public accounting firm. They audit the Funds' financial statements and perform other related audit services.

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APPENDIX A

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

PROXY AND CORPORATE ACTION VOTING
POLICIES AND PROCEDURES

I.  POLICY

Invesco PowerShares Capital Management LLC (the "Adviser") may act as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end investment companies ("mutual funds"). The Adviser's authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under our investment advisory contracts. Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for clients, the Adviser's utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client's account.

II.  PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.  PROCEDURES

John Southard is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser's determination of the client's best interests. Although many proxy proposals can be voted in accordance with the Adviser's established guidelines (see Section V. below, "Guidelines"), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

John Southard is also responsible for ensuring that all corporate action notices or requests which require shareholder action received by Adviser are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

IV.  PROCEDURES FOR ADDRESSING CONFLICTS OF INTEREST

Examples of potential conflicts of interest include situations where the Adviser or an affiliate, or personnel of either entity:

—Manages a pension plan of a company whose management is soliciting proxies;

_—Has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;

—Has a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

Where a proxy proposal raises a material conflict between the Adviser's interests and a client's interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner described below.

The Adviser shall review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of the applicable client on the one hand and the Adviser and its affiliates, directors, officers, employees (and other similar persons) on the other hand (a "potential conflict"). The Adviser shall perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If the Adviser determines that a potential conflict may exist, it shall resolve any such conflict in a manner that is in the collective best interests of the applicable client and the Adviser's other clients (excluding any client that may have a potential conflict).

Without limiting the generality of the foregoing, the Adviser may resolve a potential conflict in any of the following manners: (i) If the proposal that gives rise to a potential conflict is specifically addressed in the Adviser's Proxy Voting Policies and Procedures, the Adviser may vote the proxy in accordance with the predetermined policies and guidelines set forth in such Proxy Voting Policies and Procedures; provided that such predetermined policies and guidelines involve little discretion on the part of the Adviser; (ii) The Adviser may disclose the potential conflict to the client and obtain the client's consent before directing the Adviser to vote in the manner approved by the client; (iii) The Adviser may engage an independent third-party to determine how the proxy should be voted; or (iv) The Adviser may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker. The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of the Adviser's senior account representatives actually knew or reasonably should have known of the potential conflict.

In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

1.  Client Maintains Proxy Voting Authority: Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client or specified third party.

2.  Terminated Account: Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3.  Limited Value: If the Adviser determines that the value of a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, Adviser may abstain from voting a client's proxies. The Adviser also will not vote proxies received for securities that are no longer held by the client's account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the client account is less than $500.

4.  Securities Lending Programs: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client's account, the Adviser may recall the security for purposes of voting.

5.  Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits to the client of the proxy proposal.

V.  RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on

EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information and a copy of any written response by the Adviser to any such client request; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients' portfolio securities. Clients may obtain information on how their securities were voted or a copy of the Adviser's Policies and Procedures by written request addressed to the Adviser. The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

VI.  GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A.  Oppose

The Adviser will generally vote against any management or shareholder proposal that potentially has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

1.  Issues regarding the issuer's Board entrenchment and anti-takeover measures such as the following:

a.  Proposals to stagger board members' terms;

b.  Proposals to limit the ability of shareholders to call special meetings;

c.  Proposals to require super majority votes;

d.  Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e.  Proposals regarding "fair price" provisions;

f.  Proposals regarding "poison pill" provisions; and

g.  Proposals permitting "green mail".

2.  Restrictions related to social, political or special interest issues that potentially may have a negative effect on the ability of shareholders to realize the full potential value of their investment, unless specific client guidelines supercede.

B.  Approve

When voting on common management sponsored initiatives, the Adviser generally votes in support of management. These issues include:

1.  Election of directors recommended by management, except if there is a proxy fight.

2.  Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

3.  Date and place of annual meeting.

4.  Limitation on charitable contributions or fees paid to lawyers.

5.  Ratification of directors' actions on routine matters since previous annual meeting.

6.  Shareholder proposals for confidential voting, allowing shareholders to later divulge their votes to management on a selective basis if a legitimate reason arises.

7.  Limiting directors' liability and allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

8.  Elimination of preemptive rights. Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital. The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

9.  Employee Stock Purchase Plan

10.  Establishment of 401(k) Plan

C.  Case-by-Case

The Adviser will review each issue in this category on a case-by-case basis. These matters include:

1.  Director compensation.

2.  Eliminate director mandatory retirement policy.

3.  Rotate annual meeting location/date.

4.  Option and stock grants to management and directors.

5.  Proposals to reincorporate into another state.

D.  Special Policy with Respect to the PowerShares Autonomic Growth NFA Global Asset Portfolio, PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio, PowerShares Autonomic Balanced NFA Global Asset Portfolio PowerShares Listed Private Equity Portfolio, PowerShares International Listed Private Equity Portfolio and PowerShares Lux Nanotech Portfolio

With respect to the PowerShares International Listed Private Equity Portfolio and PowerShares Lux Nanotech Portfolio, the Adviser will vote proxies in accordance with Section 12(d)(1)(E), which requires that the Adviser vote the shares in the portfolio of the PowerShares International Listed Private Equity Portfolio and PowerShares Lux Nanotech Portfolio in the same proportion as the vote of all other holders of such security.